Other net losses (Tables)	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
Schedule of Other Net Losses (Gains)
Other net losses consist of the following:

	2024	2023
Kentucky termination costs (a)	$—	$46,527
Acquisition-related settlement payment (b)	—	(11,983)
Securitization write-off (c)	—	63,495
Loss on redemption of subordinated unsecured long-term note	—	8,532
Other (d)	26,962	15,135
	$26,962	$121,706
(a)Kentucky termination costs
For the year ended December 31 2023, the Company incurred a loss related to the termination of the purchase agreement pursuant to which Liberty Utilities Co. had agreed to acquire Kentucky Power Company and AEP Kentucky Transmission Company, Inc. that includes $46,527 for the write-off of capitalized costs, which are primarily related to the implementation of an enterprise software solution. The remaining amount relates to the transaction costs, severance costs and other termination costs.
(b)Acquisition-related settlement payment
For the year ended December 31, 2023, the Company received $12,814 as an acquisition-related settlement payment in connection with the Suralis acquisition. The Company also incurred legal fees of $831 in relation to this settlement.
(c)Securitization write-off
For the year ended December 31, 2023, the Company had write-off of $63,495 relating to the portion of additional securitization costs of Empire District Electric that were not allowed as per the Securitization Statute (note 7(a)).
(d)Other
For the year ended December 31, 2024, the other losses primarily consist of fees related to the remarketing of the Notes forming a component of the Green Equity Units of $4,355, write-down of certain regulatory assets of $5,722, severance costs and other miscellaneous write-downs, net of miscellaneous gains.